RIGHTS AGREEMENT

                                February 26, 2004

                                     between

                                PLACER DOME INC.

                                       and

                            CIBC MELLON TRUST COMPANY

                                 as Rights Agent



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                                RIGHTS AGREEMENT

                                Table of Contents


                                                                            Page
                                    Article I
                                 INTERPRETATION

Section 1.1       Certain Definitions......................................... 3
Section 1.2       Holder......................................................26
Section 1.3       Acting Jointly or in Concert................................26
Section 1.4       Application of Statutes, Regulations and Rules..............26
Section 1.5       Calculation of Percentage of Beneficially Owned
                    Voting Shares.............................................27
Section 1.6       Currency....................................................27
Section 1.7       Headings and References.....................................27
Section 1.8       Singular, Plural, etc.......................................28


                                   Article II
                                   THE RIGHTS

Section 2.1       Legend on Voting Share Certificates.........................29
Section 2.2       Initial Exercise Price: Exercise of Rights:
                    Detachment of Rights......................................29
Section 2.3       Adjustments to Exercise Price, Number of Rights.............34
Section 2.4       Date on Which Exercise is Effective.........................43
Section 2.5       Execution, Authentication, Delivery and
                    Dating of Rights Certificates.............................44
Section 2.6       Registration, Registration of Transfer and Exchange.........44
Section 2.7       Mutilated, Destroyed, Lost and Stolen Rights Certificates...45
Section 2.8       Persons Deemed Owners.......................................46
Section 2.9       Delivery and Cancellation of Certificates...................47
Section 2.10      Agreement of Rights Holders.................................47


                                   Article III
                    ADJUSTMENTS TO THE RIGHTS IN THE EVENT OF
                              CERTAIN TRANSACTIONS

Section 3.1       Flip-in Event...............................................49



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                                   Article IV
                                THE RIGHTS AGENT

Section 4.1       General.....................................................52
Section 4.2       Merger or Amalgamation or Change of
                    Name of Rights Agent......................................53
Section 4.3       Duties of Rights Agent......................................54
Section 4.4       Change of Rights Agent......................................57


                                    Article V
                                  MISCELLANEOUS

Section 5.1       Redemption of Rights........................................59
Section 5.2       Waiver of Flip-in Events....................................60
Section 5.3       Issuance of New Rights Certificates.........................61
Section 5.4       Supplements and Amendments..................................62
Section 5.5       Fractional Rights and Fractional Common Shares..............64
Section 5.6       Rights of Action............................................65
Section 5.7       Holder of Rights Not Deemed a Shareholder...................65
Section 5.8       Notice of Proposed Actions..................................66
Section 5.9       Notices.....................................................66
Section 5.10      Costs of Enforcement........................................68
Section 5.11      Successors..................................................68
Section 5.12      Benefits of this Agreement..................................68
Section 5.13      Governing Law...............................................69
Section 5.14      Counterparts................................................69
Section 5.15      Severability................................................69
Section 5.16      Determinations and Actions by the Board of Directors........69
Section 5.17      Effective Date..............................................69
Section 5.18      Regulatory Approvals........................................70


                                    EXHIBITS

Exhibit A         Form of Rights Certificate
                      (Together with Form of Election of Exercise)



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                                RIGHTS AGREEMENT


     RIGHTS AGREEMENT, made as of February 26, 2004, between PLACER DOME INC., a corporation continued under the Canada Business Corporations Act (the "Corporation"), and CIBC Mellon Trust Company, a trust company incorporated under the laws of Canada, as rights agent (the "Rights Agent").

     WHEREAS the board of directors of the Corporation determined it advisable in the best interests of the Corporation to adopt a shareholders' rights plan (the "Rights Plan") to replace the shareholders' rights plan of the Corporation made as of February 15, 2001, which expires upon the termination of the 2004 annual meeting of shareholders of the Corporation;

     AND WHEREAS in implementation of the Rights Plan, the board of directors of the Corporation (a) authorized and declared a distribution of one right ("Right") in respect of each Common Share (as hereinafter defined) outstanding as of 5:30 p.m. (Toronto Time) (the "Record Time") on the Effective Date (as hereinafter defined) to each holder of record of Common Shares (as hereinafter defined) at the Record Time, and (b) authorized the issuance of one Right (subject to adjustment as hereinafter provided) in respect of each Common Share issued after the Record Time and prior to the earlier of the Separation Time and the Expiration Time (each as hereinafter defined);

     AND WHEREAS, each Right entitles the holder thereof, after the Separation Time, to purchase securities of the Corporation pursuant to the terms and subject to the conditions set forth herein;

     AND WHEREAS, the Rights Agent has agreed with the Corporation to act on behalf of the Corporation in connection with the issuance, transfer, exchange and replacement of Rights Certificates (as hereinafter defined), the exercise of Rights and other matters referred to herein;



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     NOW, THEREFORE,  in consideration of the premises and respective agreements set forth herein, the parties hereby agree as follows:

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                           ARTICLE I - INTERPRETATION

1.1 Certain Definitions. In this Agreement, unless the context otherwise requires:

     "Acquiring Person" means any Person who is the Beneficial Owner of 20% or more of the outstanding Voting Shares of any class of Voting Shares; provided, however, that the term "Acquiring Person" shall not include:

          (i)  the Corporation or any Subsidiary of the Corporation; or

          (ii) an underwriter or member of a banking or selling group that becomes the Beneficial Owner of 20% or more of the Voting Shares of any class as a result of an acquisition from the Corporation in connection with a distribution of securities;

          (iii)any Person who becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares of any class as a result of one or any combination of:

               (A) a Voting Share Reduction which, by reducing the number of Voting Shares outstanding, increases the percentage of Voting Shares Beneficially Owned by such Person to 20% or more of the Voting Shares of any class then outstanding,

               (B)  a Permitted Bid Acquisition,

               (C)  an Exempt Acquisition,

               (D)  a Pro-Rata Acquisition, or

               (E)  a Convertible Security Acquisition,

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               in each such case,  until  such time  thereafter  as such  Person shall become the Beneficial Owner (otherwise than pursuant to any one or more of a Voting Share Reduction, a Permitted Bid Acquisition, an Exempt Acquisition, a Pro-Rata Acquisition, or a Convertible Security Acquisition) of additional Voting Shares constituting more than 1% of the Voting Shares of the relevant class then outstanding, in which event such Person shall become an Acquiring Person as of the date and time of acquisition of such additional Voting Shares; or

          (iv) for a period of 10 days after the Disqualification Date (as hereinafter defined), any Person who becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares of any class as a result of such Person becoming disqualified from relying on clauses (v) or (vii) of the definition of Beneficial Owner. In this definition, "Disqualification Date" means the first date of public announcement of facts indicating that such Person has made or is making or has announced an intention to make a Take-over Bid alone or by acting jointly or in concert with any other Person;

     "Affiliate", when used to indicate a relationship with a specified corporation shall mean a Person that directly, or indirectly through one or more controlled intermediaries, controls, or is a corporation controlled by, or is under common control with, such a specified corporation;

     "Agreement" means this agreement as the same may be supplemented, amended or restated from time to time;

     "Associate", when used to indicate a relationship with a specified Person, means (i) a spouse of such specified Person, (ii) any Person of either sex with whom

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     such specified Person is living in a conjugal relationship outside marriage or (iii) any relative of such specified Person or of a Person mentioned in clauses (i) or (ii) of this definition if that relative has the same residence as the specified Person;

     A Person shall be deemed the "Beneficial Owner" and to have "Beneficial Ownership" of and to "Beneficially Own", any securities:

          (i) of which such Person or any of such Person's Affiliates or Associates is the owner at law or in equity;

          (ii) as to which, such Person or any of such Person's Affiliates or Associates has the right to become the owner at law or in equity, where such right is exercisable immediately or within 60 days of the date of the determination of Beneficial Ownership and whether or not on condition or the occurrence of any contingency or the making of any payment, upon the exercise of any conversion, exchange or purchase right attaching to Convertible Securities, or pursuant to any agreement, arrangement, pledge or understanding, written or oral (other than customary agreements with and between underwriters and/or banking group and/or selling group members with respect to a distribution of securities pursuant to a prospectus or by way of private placement and other than pursuant to pledges of securities in the ordinary course of business); and

          (iii)which are Beneficially Owned within the meaning of clauses (i) or (ii) of this definition by any other Person with which such Person or any of such Person's Affiliates is acting jointly or in concert;

     provided, however, that a Person shall not be deemed the "Beneficial Owner", or to have "Beneficial Ownership" of, or to "Beneficially Own", any security:

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          (iv) by reason of:

               (A) such security having been deposited or tendered pursuant to a Take-over Bid made by such Person or any of such Person's Affiliates or Associates or any other Person referred to in clause (iii) of this definition until the earlier of such deposited or tendered security being accepted unconditionally for payment or exchange or being taken up and paid for; or

               (B) the holder of such security having agreed, pursuant to a Permitted Lock-up Agreement, to deposit or tender such security to a Take-over Bid made by such Person or any of such Person's Affiliates or Associates or any other Person referred to in clause (iii) of this definition until such deposited or tendered security is taken up or paid for, whichever first occurs;

          (v) by reason of such Person, any of such Person's Affiliates or Associates or any other Person referred to in clause (iii) of this definition holding such security, provided that:

               (A) the ordinary business of the Person (in this definition, a "Manager") includes the management of mutual funds or investment funds for others (which others, for greater certainty, may include or be limited to one or more employee benefit plans or pension plans) and such security is held by the Manager acting in the ordinary course of such management business in the performance of his duties for the account of any other Person (in this definition, a

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                    "Client"),  including  non-discretionary  accounts  held  on behalf of a Client by a dealer or broker registered under applicable law;

               (B) the Person (in this definition, a "Trust Company") is licensed to carry on the business of a trust company under applicable law and, as such, acts as a trustee or administrator or in a similar capacity in relation to the estates of deceased or incompetent Persons (each, in this definition, an "Estate Account") or in relation to other accounts (each, in this definition, an "Other Account") and holds such security, and is acting, in the ordinary course of such duties for the Estate Account or for such Other Accounts;

               (C) the ordinary business of such Person includes the management of public assets as an agent of the Crown (in this definition, the "Crown Agent");

               (D) the Person is established by statute for purposes that include, and the ordinary business or activity of such Person (in this definition, the "Statutory Body") includes, the management of investment funds for employee benefit plans, pension plans, insurance plans of various public bodies and the Statutory Body holds such security for the purposes of its activities as such; or

               (E) the Person (in this definition, the "Administrator") is the administrator or trustee of one or more pension funds, plans or related trusts (each, in this definition, a "Plan")

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                    registered  or  qualified  under  the laws of  Canada or any
                    province   thereof   or  the   corresponding   laws  of  the
                    jurisdiction by which such Plan is governed or is such a Plan and the Administrator or Plan holds such security for the purposes of its activities as such;

               but only if the Manager, the Trust Company, the Crown Agent, the Statutory Body, the Administrator or the Plan, as the case may be, is not then making and has not announced a current intention to make a Take-over Bid, other than an Offer to Acquire Voting Shares or other securities pursuant to a distribution by the Corporation or by means of ordinary market transactions (including prearranged trades entered into in the ordinary course of business of such Person) executed through the facilities of a stock exchange or an organized over-the-counter market, alone or by acting jointly or in concert with any other Person;

          (vi) because such Person:

               (A) is a Client of the same Manager as another Person on whose account the Manager holds such security; or

               (B) has an Estate Account or an Other Account with the same Trust Company as another Person on whose account the Trust Company holds such security; or

               (C) is a Plan with the same Administrator as another Plan on whose account the Administrator holds such securities; or

         (vii) because such Person:

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               (A)  is a Client of a Manager  and such  security is owned at law or in equity by the Manager;

               (B) has an Estate Account or an Other Account with a Trust Company and such security is owned at law or in equity by the Trust Company; or

               (C) is a Plan and such security is owned at law or in equity by the Administrator of the Plan,

               but, in each case, only if the Manager, the Trust Company or the Administrator is not acting jointly or in concert with the Client, the Estate or Other Account or the Plan, as the case may be, in making a Take-over Bid other than an Offer to Acquire Voting Shares or other securities pursuant to a distribution by the Corporation or by means of ordinary market transactions (including prearranged trades entered into in the ordinary course of business of such Person) executed through the facilities of a stock exchange or an organized over-the-counter market; or

        (viii) because such Person is the registered holder of securities as a result of carrying on the business of, or acting as nominee for, a securities depositary.

     "Board of Directors" means the board of directors for the time being of the Corporation;

     "Business Day" means any day other than a Saturday, Sunday or, unless otherwise specified, a day on which Canadian chartered banks in the Cities of Toronto, Ontario, and Vancouver, British Columbia are generally authorized or obligated by law to close;

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     "Canada Business  Corporations Act" means the Canada Business  Corporations
     Act, R.S.C. 1985, c.C-44, as amended, and the regulations thereunder, unless otherwise specified, as the same exist on the date hereof;

     "Canadian Dollar Equivalent" of any amount which is expressed in United States dollars means, on any date, the Canadian dollar equivalent of such amount determined by reference to the Canadian-U.S. Exchange Rate on such date;

     "Canadian-U.S. Exchange Rate" means, on any date, the inverse of the U.S.-Canadian Exchange Rate;

     "Close of Business" on any given date means 5:00 p.m. (Toronto time, unless otherwise specified), on such date; provided, however, that if such date is not a Business Day, "Close of Business" on such date shall mean 5:00 p.m., (Toronto time, unless otherwise specified), on the next succeeding Business Day;

     "Common Shares" means the Common Shares in the capital of the Corporation and any other shares of the Corporation into which such shares may be subdivided, consolidated, reclassified or changed;

     "Competing Permitted Bid" means a Take-over Bid that:

          (i) is made after a Permitted Bid or another Competing Permitted Bid has been made and prior to the expiry of that other Permitted Bid or Competing Permitted Bid (in this definition, a "Prior Bid");

          (ii) satisfies all components of the definition of a Permitted Bid other than the requirements set out in clauses (ii)(A) of that definition; and

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          (iii)contains,  and the take up and payment for securities tendered or deposited thereunder are subject to, irrevocable and unqualified conditions that:

               (A) no Voting Shares shall be taken up or paid for pursuant to the Take-over Bid (x) prior to the Close of Business on a date that is not earlier than the later of (i) 35 days after the date of such Take-over Bid, and (ii) 60 days after the date of the earliest Prior Bid in existence at the date of such Take-over Bid, and (y) then only if, at the time that such Voting Shares are first taken up or paid for, more than 50% of the then outstanding Voting Shares of each class of Voting Shares that are the subject matter of the Take-Over Bid that are held by Independent Shareholders have been deposited or tendered pursuant to the Take-over Bid and not withdrawn; and

               (B)  in the event  that the  requirement  set forth in  subclause
                    (iii)(A)(y) of this definition is satisfied, the Offeror will make a public announcement of that fact and the Take-over Bid will remain open for deposits and tenders of Voting Shares for not less than 10 Business Days from the date of such public announcement;

     "controlled": a body corporate is "controlled" by another Person or by two or more Persons acting jointly or in concert if:

          (i) securities entitled to vote in the election of directors carrying more than 50% of the votes for the election of directors are held, directly

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               or  indirectly,  by or on behalf of that  other  Person or two or more Persons acting jointly or in concert; and

          (ii) the votes carried by such securities are entitled, if exercised, to elect a majority of the board of directors of such body corporate,

     and "controls", "controlling" and "under common control with" shall be interpreted accordingly;

     "Convertible Securities" means at any time:

          (i) any right (contractual or otherwise and regardless of whether such right constitutes a security) to acquire Voting Shares from the Corporation; and

          (ii) any securities issued by the Corporation from time to time (including rights, warrants and options but excluding the Rights) carrying any purchase, exercise, conversion or exchange right;

     pursuant to which the holder thereof may acquire Voting Shares or other securities convertible into or exercisable or exchangeable for Voting Shares (in each case, whether such right is then exercisable or is exercisable within a specified period and whether or not on condition or the happening of any contingency).

     "Convertible Security Acquisition" means the acquisition of Voting Shares upon the exercise, conversion or exchange of Convertible Securities acquired by a Person pursuant to a Permitted Bid Acquisition, an Exempt Acquisition or a Pro-Rata Acquisition;

     "Effective Date" means the date that is the earlier of:

          (i)  May 5, 2004;

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          (ii) the date that an Acquiring Person has become an Acquiring Person;
               and

          (iii)the date that an event occurs that would give rise to the subsequent separation of rights pursuant to the definition of "Separation Time" and subsection 2.2 of that certain rights agreement dated as of the 15th of February, 2001 between the Corporation and CIBC Mellon Trust Company and, for this purpose, disregarding the expiration time under that agreement;

     "Election to Exercise" has the meaning attributed thereto in clause 2.2(d)(i);

     "Exchange Act of 1934" means the Securities Exchange Act of 1934, as amended, of the United States of America and the rules and regulations thereunder, unless otherwise specified, as the same may be amended from time to time and any successor legislation substituted therefor;

     "Exempt Acquisition" means an acquisition of Voting Shares and/or Convertible Securities (i) in respect of which the Board of Directors has waived the application of Section 3.1 pursuant to the provisions of subsection 5.2 hereof, (ii) pursuant to a regular dividend reinvestment or other plan of the Corporation made available by it to all holders of Voting Shares of a class or series of Voting Shares where such plan permits the holder to direct that dividends paid in respect of such Voting Shares be applied to the purchase from the Corporation of further securities of the Corporation, or (iii) pursuant to a distribution of Voting Shares and/or Convertible Securities made by the Corporation (a) to the public pursuant to a prospectus (provided the purchaser does not thereby become the Beneficial Owner of a greater percentage of Voting Shares and/or
     Convertible Securities so offered then the percentage of Voting Shares and/or Convertible Securities Beneficially Owned by such purchaser immediately prior to such distribution), or

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     (b) pursuant to a securities exchange take-over bid circular, or (c) by way of private placement, provided that (x) all necessary stock exchange approvals to such private placement have been obtained and such private placement complies with the terms and conditions of such approvals, and (y) the purchaser does not, in the case of either a securities exchange take-over bid circular or private placement, thereby become the Beneficial Owner of Voting Shares equal in number to more than 25% of the Voting Shares outstanding immediately prior to the private placement or securities take-over bid (and in making this determination, the securities to be issued to such purchaser on the private placement or securities take-over bid shall be deemed to be held by such purchaser but shall not be included in the aggregate number of outstanding Voting Shares immediately prior to the private placement or securities take-over bid), or (iv) pursuant to an
     amalgamation,   arrangement   or  other   statutory   procedure   requiring
     shareholder approval;

     "Exercise Price" means, as of any date, the price at which a holder may purchase the securities issuable upon exercise of one whole Right in accordance with the terms hereof which Exercise Price, subject to adjustment thereof in accordance with the terms hereof, shall be $52;

     "Expiration Time" means the earliest of (i) the Termination Time, (ii) the termination of the annual meeting of shareholders of the Corporation in the year 2007, and (iii) the Close of Business (Vancouver time) on the date this Agreement becomes void pursuant to the provisions of Section 5.17 hereof;

     "Flip-in Event" means a transaction or event that results in a Person becoming an Acquiring Person;

     "Independent  Shareholders"  means all holders of Voting  Shares other than
     (i) any Acquiring Person, (ii) any Offeror, (iii) any Affiliate or Associate of any

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     Acquiring  Person or Offeror,  (iv) any Person acting jointly or in concert with any Acquiring Person or Offeror, and (v) any employee benefit plan, deferred profit sharing plan, stock participation plan or trust for the benefit of employees of the Corporation or a wholly-owned Subsidiary of the Corporation, unless the beneficiaries of such plan or trust direct the manner in which such Voting Shares are to be voted or direct whether the Voting Shares are to be tendered to a Take-over Bid;

     "Market Price" per security of any securities on any date means the average of the daily closing prices per security of such securities (determined as described below) on each of the 20 consecutive Trading Days ending on the third Trading Day next preceding such date; provided, however, that if an event of a type analogous to any of the events described in Section 2.3 hereof shall have caused the closing prices used to determine the Market Price on any Trading Days not to be fully comparable with the closing price on such date (or, if such date is not a Trading Day, on the immediately preceding Trading Day), each such closing price so used shall be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 hereof in order to make it fully comparable with the closing price on such date (or, if such date is not a Trading Day, on the immediately preceding Trading Day). The closing price per security of any securities on any date shall be:

          (i) the closing board lot sale price on such date or, if no such sale of such securities takes place on such date, the average of the closing bid and asked prices per security, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the Toronto Stock Exchange, or

          (ii) if the securities are not listed or admitted to trading on the Toronto Stock Exchange, the last sale price, regular way, or, in case no

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               such sale takes  place on such date,  the  average of the closing bid and  asked  prices,  regular  way,  for  each  share  of such
               securities,   in  either  case,  as  reported  in  the  principal
               consolidated   transaction   reporting  system  with  respect  to
               securities listed or admitted to trading on the New York Stock Exchange, or

          (iii)if the securities are not listed or admitted to trading on either of the Toronto Stock Exchange or the New York Stock Exchange, the price on the national securities exchange in the United States of America, or the Canadian stock exchange, recognized for all purposes by the Ontario Securities Commission, on which such securities are listed or admitted to trading and on which the greatest volume of trading in such securities occurs during the relevant period, determined, in the case of a stock exchange in Canada, as provided in clause (i) above and, if on a stock exchange in the United States of America, determined as provided in clause (ii) above, or

          (iv) if the securities are not listed or admitted to trading on any such exchange, the average of the high bid and low asked prices for each share of such securities in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System or such other system then in use, or

          (v) if on any such date the securities are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the securities selected by the Board of Directors;

               provided, however, that if on any such date the securities are not traded in the over-the-counter market, the closing price per security of such securities on such date shall mean the fair value per security of such securities on such date as determined by an internationally recognized investment banking firm as to the fair value per security of such securities. The Market Price shall be expressed in Canadian dollars and if initially determined in respect of any day forming part of the 20 consecutive Trading Day period in question in United States dollars, such amount shall be translated into Canadian dollars at the Canadian Dollar Equivalent thereof;

     "Offer to Acquire" includes:

          (i) an offer to purchase, or a solicitation of an offer to sell, Voting Shares of any class and/or Convertible Securities; and

          (ii) an acceptance of an offer to sell Voting Shares of any class and/or Convertible Securities, whether or not such offer to sell has been solicited;

     or any combination thereof, and the Person accepting an offer to sell shall be deemed to be making an Offer to Acquire to the Person that made the offer to sell;

     "Offeror" means a Person who is making or has announced a current intention to make a Take-over Bid (including a Permitted Bid or Competing Permitted Bid but excluding an Offer to Acquire Voting Shares or other securities of the Corporation made by a Manager, Trust Company, Crown Agent, Statutory Body Administrator or Plan referred to in clause (v) of the definition of Beneficial Owner pursuant to a distribution by the Corporation or by means of an ordinary market transaction (including a prearranged trade in the ordinary course of business of such Person) in the circumstances contemplated in said clause (v)) but only so long as the Take-over Bid so announced or made has not been withdrawn or terminated and has not expired;

     "Permitted Bid" means a Take-over Bid made by an Offeror which is made by means of a Take-over Bid circular and which also complies with the following additional provisions:

          (i) the Take-over Bid is made to all holders of record of Voting Shares of one or more classes wherever resident, other than the Offeror;

          (ii) the Take-over Bid contains, and the take-up and payment for securities tendered or deposited thereunder is subject to, an irrevocable and unqualified condition that:

               (A) no Voting Shares shall be taken up or paid for pursuant to the Take-over Bid (x) prior to the Close of Business (Vancouver time) on a date which is not earlier than 60 days following the date of the Take-over Bid and (y) then only if, at the Close of Business on the date Voting Shares are first taken up or paid for under the Take-over Bid, more than 50% of the then outstanding Voting Shares of each class of Voting Shares that are the subject matter of the Take-over Bid that are held by Independent Shareholders have been deposited or tendered pursuant to the Take-over Bid and not withdrawn;

               (B) Voting Shares may be deposited pursuant to such Take-over Bid, unless such Take-over Bid is withdrawn, at any time prior to the close of business on the date Voting Shares are first taken up or paid for under the Take-over Bid;

               (C) any Voting Shares deposited pursuant to the Take-over Bid may be withdrawn until taken up and paid for; and

               (D)  in the event  that the  requirement  set forth in  subclause
                    (ii)(A)(y) of this definition is satisfied, the Offeror will make a public announcement of that fact and the Take-over Bid will remain open for deposits and tenders of Voting Shares for not less than 10 Business Days from the date of such public announcement;

     provided always that a Permitted Bid will cease to be a Permitted Bid at any time when such bid ceases to meet any of the provisions of this definition and any acquisition of Voting Shares made pursuant to such Permitted Bid, including any acquisition of Voting Shares theretofore made, will cease to be a Permitted Bid Acquisition;

     "Permitted Bid Acquisition" means a Share acquisition made pursuant to a Permitted Bid or Competing Permitted Bid;

     "Permitted Lock-Up Agreement" means an agreement between a Person and one or more holders of Voting Shares and/or Convertible Securities (each a "Locked-up Person") the terms of which are publicly disclosed and a copy of which agreement is made available to the public (including the Corporation) not later than (i) the date the Lock-up Bid (as defined below) is publicly announced or, (ii) if the Lock-up Bid has been made prior to the date on which such agreement is entered into then as soon as possible after it is entered into and in any event not later than the first Business Day following the date of such agreement, pursuant to which each Locked-up Person agrees to deposit or tender Voting Shares and/or Convertible Securities to a Take-over Bid (the "Lock-up Bid") to be made or made by the Person or any of such Person's Affiliates or

     Associates or any other Person referred to in clause (iii) of the definition of Beneficial Owner and which provides:

          (a) that any agreement to deposit or tender to, or to not withdraw Voting Shares and/or Convertible Securities from, the Lock-up Bid is terminable at the option of the Locked-up Person in order to tender or deposit such Voting Shares and/or Convertible Securities to another Take-over Bid or support another transaction:

               (i) where the price or value per Voting Share or Convertible Security offered under such other Take-over Bid or transaction is higher than the price or value per Voting Share or Convertible Security offered under the Lock-up Agreement; or

               (ii) if:

                    (A) the price or value per Voting Share or Convertible Security offered under the other Take-over Bid or transaction exceeds the price or value per Voting Share or Convertible Security offered or proposed to be offered under the Lock-up Bid by an amount that is equal to or greater than the lesser of (x) any amount that is specified in the agreement, and (y) 7%; or

                    (B) the number of Voting Shares and/or Convertible Securities to be purchased under the other Take-over Bid or transaction exceeds the number of Voting Shares and/or Convertible Securities offered to be purchased under the Lock-up Bid by an amount that is equal to or greater than the lesser of
                         (x)any number that is specified in the agreement, and
                         (y) 7%, in either case at a price or value per Voting Share or Convertible Security, as applicable, that is not less than the price or value per Voting Share or Convertible Security offered under the Lock-up Bid;

          and the agreement may contain a right of first refusal or require a period of delay to give such Person an opportunity to match a higher price or value in another Take-over Bid or transaction or other similar limitation on a Locked-up Person's right to withdraw Voting Shares and/or Convertible Securities from the agreement, so long as the limitation does not preclude the exercise by the Locked-up Person of the right to withdraw Voting Shares and/or Convertible Securities during the period of the other Take-over Bid or transaction; and

          (b) no "break-up" fees, "top-up" fees, penalties, expenses or other amounts that exceed in the aggregate the greater of:

               (i) the cash equivalent of 2.5% of the price or value payable under the Lock-up Bid to a Locked-up Person; and

               (ii) 50% of the amount by which the price or value  payable under another Take-over Bid or transaction to a Locked-up Person exceeds the price or value of the consideration that such Locked-up Person would have received under the Lock-up Bid,

               shall be payable by a Locked-up Person pursuant to the agreement in the event a Locked-up Person fails to deposit or tender Voting

               Shares and/or Convertible Securities to the Lock-up Bid or withdraws Voting Shares and/or Convertible Securities previously tendered thereto in order to tender to another Take-over Bid or support another transaction;

     "Person" includes any individual, firm, partnership, body corporate, association, trust, joint venture, syndicate or other form of unincorporated organization, governmental trustee, executor, administrator or other legal personal representative, government, governmental agencies and instrumentalities and any other entity or group (whether or not having legal personality);

     "Pro-Rata Acquisition" means the acquisition by a Person of Voting Shares and/or Convertible Securities (i) as a result of a stock dividend, stock split or other event pursuant to which such Person receives or acquires Voting Shares and/or Convertible Securities on the same pro rata basis as all other holders of Voting Shares or Convertible Securities of the same class or series; (ii) pursuant to a regular dividend reinvestment or other plan of the Corporation made available by the Corporation to the holders of Voting Shares where such plan permits the holder to direct that dividends paid in respect of such Voting Shares be applied to the purchase from the Corporation of securities of the Corporation; or (iii) pursuant to the receipt and/or exercise of rights (other than Rights) issued by the Corporation to all of the holders of a series or class of Voting Shares on a pro rata basis to subscribe for or purchase Voting Shares and/or Convertible Securities; provided that (i) such rights are acquired directly from the Corporation and not from any other Person and (ii) provided that the Person does not thereby acquire a greater percentage of such Voting Shares, or securities convertible or exchangeable for Voting Shares of that class, than the Person's percentage of Voting Shares Beneficially owned immediately prior to such acquisition;

     "Record Time" has the meaning ascribed to that term in the second recital hereto;

     "Redemption Price" has the meaning ascribed to that term in subsection 5.1(a) hereof;

     "Regular Periodic Cash Dividends" means cash dividends paid at regular intervals in any fiscal year of the Corporation to the extent that such cash dividends do not exceed, in the aggregate, the greatest of:

          (i) 200% of the aggregate amount of cash dividends declared payable by the Corporation on its Voting Shares in its immediately preceding fiscal year;

          (ii) 300% of the arithmetic mean of the aggregate amounts of cash dividends declared payable by the Corporation on its Voting Shares in its three immediately preceding fiscal years; and

          (iii)100%  of  the   aggregate   consolidated   net   income   of  the
               Corporation, before extraordinary items, for its immediately preceding fiscal year;

     "Right" has the meaning ascribed to that term in the second recital hereto;

     "Rights   Agent"  means  CIBC  Mellon  Trust   Company,   a  trust  company
     incorporated under the laws of Canada, and any successor Rights Agent appointed pursuant to the provisions hereof;

     "Rights Certificate" means a certificate representing the Rights after the Separation Time which shall be substantially in the form attached hereto as Exhibit A or in such other form as the Corporation and the Rights Agent may agree;

     "Rights Register" and "Rights Register" have the meanings ascribed to those terms in subsection 2.6(a) hereof;

     "Securities Act of 1933" means the Securities Act of 1933, as amended, of the United States of America and the rules and regulations thereunder, as the same may be amended from time to time and any successor legislation substituted therefor;

     "Securities Act (Ontario)" means the Securities Act, R.S.O. 1990, c.S.5, as amended, and the regulations thereunder, as the same may be amended from time to time and any successor legislation substituted therefor;

     "Separation Time" means the Close of Business (Vancouver time) on the tenth Business Day after the earliest of:

          (i)  the Stock Acquisition Date;

          (ii) the date of the commencement of, or first public announcement of the intent of any Person (other than the Corporation or any Subsidiary of the Corporation) to commence, a Take-over Bid (other than a Permitted Bid or a Competing Permitted Bid, as the case may be); and

          (iii)the date upon which a Permitted Bid or Competing Permitted Bid ceases to be such;

     or such later date as may be determined by the Board of Directors provided, however, that if any such Take-over Bid expires, is cancelled, terminated or otherwise withdrawn prior to the Separation Time, such Take-over Bid shall be deemed, for purposes of this definition, never to have been made;

     "Stock Acquisition Date" means the first date of public announcement (which, for purposes of this definition, shall include a report filed pursuant to Section 101 of the Securities Act (Ontario) or Section 13(d) under the Exchange Act of 1934, as amended from time to time and any provision substituted therefor) by the

     Corporation or an Acquiring Person of facts indicating that an Acquiring Person has become such;

     "Subsidiary":

     A body corporate is a Subsidiary of another body corporate if:

          (i) it is controlled by (A) that other, or (B) that other and one or more bodies corporate, each of which is controlled by that other, or (C) two or more bodies corporate, each of which is controlled by that other, or

          (ii) it is a Subsidiary of a body corporate that is that other's Subsidiary;

     "Take-over Bid" means an Offer to Acquire Voting Shares and/or Convertible Securities, where the Voting Shares subject to the Offer to Acquire, together with the Voting Shares into or for which the securities subject to the Offer to Acquire are convertible, exchangeable or otherwise acquirable together with the Voting Shares Beneficially Owned by the Offeror at the date of the Offer to Acquire, constitute, in the aggregate, 20% or more of any class of outstanding Voting Shares;

     "Termination Time" means the time at which the right to exercise Rights shall terminate pursuant to Section 5.1 hereof;

     "Trading Day", when used with respect to any securities, means a day on which the principal securities exchange in Canada on which such securities are listed or admitted to trading is open for the transaction of business or, if the securities are not listed or admitted to trading on any securities exchange in Canada, a day on which the principal securities exchange in the United States of America on which such securities are listed or admitted to trading is open for the transaction of business, or if the securities are not listed or admitted to trading on any securities exchange in Canada or the United States of America, a Business Day;

     "U.S.-Canadian Exchange Rate" means, on any date:

          (i) if on such date the Bank of Canada sets an average noon spot rate of exchange for the conversion of one United States dollar into Canadian dollars, such rate; and

          (ii) in any other case, the rate for such date for the conversion of one United States dollar into Canadian dollars calculated in the manner which shall be determined by the Board of Directors from time to time;

     "U.S. Dollar Equivalent" of any amount which is expressed in Canadian dollars means, on any date, the United States dollar equivalent of such amount determined by reference to the U.S.-Canadian Exchange Rate on such date;

     "Voting Share Reduction" means an acquisition or a redemption by the Corporation of Voting Shares;

     "Voting Shares" means, collectively, the Common Shares and any other shares in the capital of, or voting interests issued by, the Corporation, the holders of which are entitled to vote generally for the election of directors.


     1.2  Holder.

     As used in this Agreement, unless the context otherwise requires, the term "holder" when used with reference to Rights, means the registered holder of such Rights or, prior to the Separation Time, the associated Voting Shares.

     1.3  Acting Jointly or in Concert.

     For purposes of this Agreement, a Person is acting jointly or in concert with every other person who is a party to any agreement, commitment or understanding, whether formal or informal, written or oral, with the first-mentioned Person to acquire or offer to acquire Voting

Shares (other than customary agreements with and between underwriters and/or banking group or selling group members with respect to the distribution of securities pursuant to a prospectus or by way of private placement and other than pursuant to pledges of securities in the ordinary course of business).


     1.4  Application of Statutes, Regulations and Rules.

     Where a statute, regulation or rule is referred to in a definition or other provision of this Agreement, it shall be conclusively deemed to have application in the contemplated circumstances notwithstanding that such statute, regulation or rule might not, but for the provisions of this Section 1.4, have application for want of jurisdiction or otherwise.


     1.5  Calculation of Percentage of Beneficially Owned Voting Shares.

     For purposes of this Agreement, the percentage of Voting Shares of any class Beneficially Owned by any Person at any time shall be and be deemed to be the product determined by the formula:

                                       100 x A/B

     where:

               A= the number of votes for the election of all directors generally attached to the Voting Shares Beneficially Owned by such Person at such time; and

               B=   the  number  of  votes  for the  election  of all  directors
                    generally   attaching   to  all   Voting   Shares   actually
                    outstanding.

     Where any Person is deemed to Beneficially Own unissued Voting Shares, such Voting Shares shall be deemed to be outstanding for the purpose of calculating the percentage of Voting Shares Beneficially Owned by such Person, but unissued Voting Shares which another Person may be deemed to Beneficially Own shall not be included in the denominator of the above formula.

     1.6  Currency.

     All sums of money which are referred to in this Agreement are expressed in lawful money of Canada, unless otherwise specified.


     1.7  Headings and References.

     The headings of the Articles and Sections of this Agreement and the Table of Contents are inserted for convenience and reference only and shall not affect the construction or interpretation of this Agreement. All references to Articles, Sections, clauses and Exhibits are to articles, sections and clauses of and exhibits to, and forming part of, this Agreement. The words "hereto", "herein", "hereof", "hereunder", "this Agreement", "the Rights Agreement" and similar expressions refer to this Agreement including the Exhibits, as the same may be amended, modified or supplemented at any time or from time to time.


     1.8  Singular, Plural, etc.

     In this Agreement, where the context so admits, words importing the singular number include the plural and vice versa and words importing gender include the masculine, feminine and neuter genders.

                             ARTICLE II - THE RIGHTS

     2.1  Legend on Voting Share Certificates.

     Certificates for Voting Shares issued after the Record Time hereof but prior to the Separation Time shall evidence one Right for each Voting Share represented thereby and shall have impressed, printed, or written thereon or otherwise affixed thereto a legend in substantially the following form:

          Until the  Separation  Time (as such  term is  defined  in the  Rights
          Agreement referred to below), this certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement dated February 26, 2004 (the "Rights Agreement"), between Placer Dome Inc. (the "Corporation") and CIBC Mellon Trust Company, as Rights Agent, the terms of which are hereby incorporated herein by reference and a copy of which is on file and may be inspected during normal business hours at the principal executive offices of the Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be amended or redeemed, may expire, may become void, or may be evidenced by separate certificates and may no longer be evidenced by this certificate. The Corporation will mail or arrange for the mailing of a copy of the Rights Agreement to the holder of this certificate without charge within five days after the receipt of a written request therefor.

     Certificates representing Common Shares that are issued and outstanding at the Record Time shall evidence one Right for each Common Share evidenced thereby notwithstanding the absence of a legend in substantially the foregoing form until the earlier of the Separation Time and the Expiration Time.


     2.2  Initial Exercise Price: Exercise of Rights: Detachment of Rights.

     (a) Subject to adjustment as herein set forth, each Right will entitle the holder thereof, at any time after the Separation Time and prior to the Expiration Time, to purchase one Common Share for the Exercise Price (or its U.S. Dollar Equivalent on the Business Day immediately preceding the date of exercise of the Right). Notwithstanding any other provision of this Agreement, any Rights held by the Corporation or any of its Subsidiaries shall be void.

     (b) Until the Separation Time,

          (i) the Rights shall not be exercisable and no Right may be exercised, and

          (ii) for administrative purposes, each Right shall be evidenced by the certificate for the associated Voting Share registered in the name of the holder thereof (which certificate shall be deemed to represent a Rights Certificate) and shall be transferable only together with, and shall be transferred by a transfer of, such associated Voting Share.

     (c) At any time after the Separation Time and prior to the Expiration Time, the Rights (i) may be exercised and (ii) shall be registered and transferable independent of Voting Shares. Promptly following the Separation Time, the Corporation shall prepare and the Rights Agent shall mail to each holder of record of Voting Shares as of the Separation Time (other than an Acquiring Person, any other Person whose Rights are or become void pursuant to the provisions of subsection 3.1(b) hereof and, in respect of any Rights Beneficially Owned by such Acquiring Person which are not held of record by such Acquiring Person, the holder of record of such Rights), at such holder's address as shown in the records of the Corporation (the Corporation hereby agreeing to furnish copies of such records to the Rights Agent for this purpose),

          (i) a Rights Certificate appropriately completed and registered in such holder's name, representing the number of Rights held by such holder at the Separation Time and having such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Corporation may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation or judicial or administrative order made pursuant thereto or with any rule or regulation of any stock exchange or quotation system on which the Rights may from time to time be listed or traded, or to conform to usage, and

          (ii) a disclosure statement describing the Rights;

provided however, that a nominee shall be sent the materials provided for in clauses (i) and (ii) above only in respect of Voting Shares held of record by it which are not Beneficially Owned by an Acquiring Person. In order for the Corporation to determine whether any Person is holding Voting Shares which are Beneficially Owned by another Person, the Corporation may require such first-mentioned Person to furnish such information and documentation as the Corporation deems necessary or appropriate to make such determination.

     (d) Rights may be exercised in whole at any time or in part from time to time on any Business Day (or other day that is not a bank holiday at the place of exercise) after the Separation Time and prior to the Expiration Time by submitting to the Rights Agent at its office in the City of Toronto, Canada or at any other office of the Rights Agent or any Co-Rights Agent in the cities specified in the Rights Certificate or designated from time to time for that purpose by the Corporation after consultation with the Rights Agent:

          (i) the Rights Certificate evidencing such Rights with an Election to Exercise (an "Election to Exercise") substantially in the form attached to the Rights Certificate, appropriately completed and duly executed by the holder or his executors or administrators or other legal personal representatives or his legal attorney duly appointed by instrument in writing in form and executed in a manner satisfactory to the Rights Agent, and

          (ii) payment by certified cheque, bank draft or money order payable to the order of the Corporation, of a sum equal to the Exercise Price multiplied by the number of Rights being exercised and a sum sufficient to cover any transfer tax or charge which may be payable in respect of any transfer involved in the issuance, transfer or delivery of Rights Certificates or the issuance, transfer or delivery of certificates for Common Shares in a name other than that of the holder of the Rights being exercised.

     (e) Upon receipt of a Rights Certificate with or accompanied by a duly completed and executed Election to Exercise which does not indicate that Rights evidenced by such Rights Certificate have become void pursuant to subsection 3.1(b) hereof and payment as set forth in subsection 2.2(d) above, the Rights Agent (unless otherwise instructed by the Corporation) shall thereupon promptly:

          (i) requisition from a transfer agent of the Common Shares certificates for the number of Common Shares to be purchased (the Corporation hereby irrevocably authorizing its transfer agents to comply with all such requisitions),

          (ii) when appropriate, requisition from the Corporation the amount of cash to be paid in lieu of issuing fractional Common Shares,

          (iii)after  receipt  of  the   certificates   referred  to  in  clause
               2.2(e)(i), deliver the same to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder together with, where applicable, any cash payment in lieu of a fractional interest, and

          (iv) tender to the Corporation all payments received on exercise of the Rights.

     (f) In case the holder of any Rights shall exercise less than all the Rights evidenced by such holder's Rights Certificate, a new Rights Certificate evidencing (subject to the provisions of subsection 5.5(a) hereof) the Rights remaining unexercised will be issued by the Rights Agent to such holder or to such holder's duly authorized assigns.

     (g) The Corporation covenants and agrees to:

          (i) take all such action as may be necessary on its part and within its powers to ensure that all Common Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates evidencing such Common Shares (subject to payment of the Exercise Price), be duly and validly authorized, executed, issued and delivered and be fully paid and non-assessable;

          (ii) take all reasonable action as may be necessary on its part and within its power to comply with any applicable requirements of the Canada Business Corporations Act, the Securities Act (Ontario) and the comparable legislation of each of the provinces and territories of Canada, the Securities Act of 1933 and the Exchange Act of 1934, and the rules and regulations thereunder, and any other applicable law, rule or regulation then in force, in connection with the issuance and delivery of Rights Certificates and of any securities of the Corporation upon exercise of Rights;

          (iii)use its reasonable efforts to cause all Common Shares of the Corporation issued upon exercise of Rights to be listed upon issuance upon the Toronto Stock Exchange and each other national securities exchange in the United States of America upon which the Common Shares are then listed or admitted to trading;

          (iv) pay when due and payable any and all Canadian and United States federal, provincial and state transfer taxes (not including any taxes referable to the income or profit of the holder or exercising Person or any liability of the Corporation to withhold tax) and charges which may be payable in respect of the original issuance or delivery of the Rights Certificates or of any Common Shares of the Corporation issued upon the exercise of Rights, provided that the Corporation shall not be required to pay any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for securities in a name other than that of the holder of the Rights being transferred or exercised; and

          (v) after the Separation Time, except as permitted by Section 5.1, not take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.


     2.3  Adjustments to Exercise Price, Number of Rights.

     Subject to Section 5.18, the Exercise Price, the number and kind of securities subject to purchase upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 2.3.

     (a) If the Corporation shall at any time after the Record Time and prior to the Expiration Time:

          (i) declare or pay a dividend on the Common Shares payable in Common Shares (or other securities of the Corporation exchangeable for or convertible into or giving a right to acquire Common Shares or other shares of capital of the Corporation) otherwise than pursuant to any optional share dividend program,

          (ii) subdivide or change the then outstanding Common Shares into a greater number of Common Shares,

          (iii)consolidate or change the then outstanding Common Shares into a smaller number of Common Shares, or

          (iv) issue any Common Shares (or other shares of capital of the Corporation or securities exchangeable for or convertible into or giving a right to acquire Common Shares or other shares of capital of the Corporation) in respect of, in lieu of, or in exchange for, existing Common Shares except as otherwise provided in this Section 2.3, the Exercise Price and the number of Rights outstanding, or, if the payment or effective date therefor shall occur after the Separation Time, the securities purchasable upon exercise of Rights shall be adjusted in the manner set forth below. If an event occurs which would require an adjustment under both this
Section 2.3 and subsection 3.1(a),  the adjustment  provided for in this Section
2.3 shall be in addition to, and shall be made prior to, any adjustment required under subsection 3.1(a).

If the Exercise Price and number of Rights outstanding are to be adjusted,

     (x) the Exercise Price in effect after such adjustment shall be equal to the Exercise Price in effect immediately prior to such adjustment divided by the number of Common Shares (or other shares of capital) (the "Expansion Factor") that a holder of one Common Share immediately prior to such dividend, subdivision, change, consolidation or issuance would hold immediately thereafter as a result thereof (assuming the exercise of all such exchange, conversion or acquisition rights, if any), and

     (y) each Right held prior to such adjustment shall become that number of Rights equal to the Expansion Factor,

and the adjusted number of Rights shall be deemed to be distributed among the Common Shares with respect to which the original Rights were associated (if they remain outstanding) and the Common Shares issued in respect of such dividend, subdivision, change, consolidation or issuance, so that each such Common Share (or other whole share of capital) shall have exactly one Right associated with it.

     If the securities purchasable upon exercise of Rights are to be adjusted, the securities purchasable upon exercise of each Right after such adjustment shall be the securities that a holder of the securities purchasable upon exercise of one Right immediately prior to such dividend, subdivision, change, consolidation or issuance would hold immediately thereafter as a result thereof.

     If, after the Record Time and prior to the Expiration Time, the Corporation shall issue any shares of its authorized capital other than Common Shares in a transaction of a type described in the first sentence of clauses 2.3(a)(i) or
(iv), such shares shall be treated herein as nearly equivalent to Common Shares as may be practicable and appropriate under the circumstances and the Corporation and the Rights Agent agree to amend this Agreement in order to effect such treatment.

     To the extent that any such rights of exchange, conversion or acquisition are not exercised prior to the expiration thereof, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect based upon the number of Common Shares (or Convertible Securities) actually issued upon the exercise of such rights.

     If the Corporation shall at any time after the Record Time and prior to the Separation Time issue any Common Shares otherwise than in a transaction referred to in this subsection 2.3(a), each such Common Share so issued shall automatically have one new Right associated with it, which Right shall be evidenced by the certificate representing such share.

     (b) If the Corporation shall at any time after the Record Time and prior to the Separation Time fix a record date for the issuance to all holders of Common Shares of rights, options or warrants entitling them (for a period expiring within 45 days after such record date) to subscribe for or purchase Common Shares (or Convertible Securities) at a price per Common Share (or, in the case of a Convertible Security, having a conversion, exchange or exercise price (including the price required to be paid to purchase such Convertible Security) per share) that is less than 90% of the Market Price per Common Share on such record date, the Exercise Price shall be adjusted. The Exercise Price in effect after such record date shall equal the Exercise Price in effect immediately prior to such record date multiplied by a fraction:

          (i) the numerator of which shall be the number of Common Shares outstanding on such record date plus the number of Common Shares that the aggregate offering price of the total number of Common Shares so offered (and/or the aggregate initial conversion, exchange or exercise price of the Convertible Securities so to be offered, including the price required to be paid to purchase such Convertible Securities) would purchase at such Market Price per Common Share; and

          (ii) the denominator of which shall be the number of Common Shares outstanding on such record date plus the number of additional Common Shares to be offered for subscription of purchase (or into which the Convertible Securities so offered are initially convertible, exchangeable or exercisable).

In case such subscription price may be paid by delivery of consideration, part or all of which shall be in a form other than cash, the value of such consideration shall be determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of Rights. Such adjustment shall be made successively whenever such a record date is fixed and in the event that such rights, options or warrants are not so issued, or if issued, are not exercised prior to the expiration thereof, the Exercise Price shall be readjusted to the Exercise Price that would then be in effect if such record date had not been fixed, or to the Exercise Price which would be in effect based upon the number of Common Shares (or Convertible Securities) actually issued upon the exercise of such rights, options or warrants, as the case may be.

     For purposes of this Agreement, the granting of the right to purchase Common Shares (whether previously unissued, treasury shares or otherwise) pursuant to any optional dividend reinvestment plan and/or any Common Share purchase plan providing for the reinvestment of dividends payable on securities of the Corporation and/or employee stock option, stock purchase or other employee benefit plan (so long as such right to purchase is in no case evidenced by the delivery of rights or warrants) shall not be deemed to constitute an issue of rights or warrants by the Corporation; provided, however, that, in the case of any dividend reinvestment plan, the right to purchase Common Shares is at a price per share of not less than 90% of the then current market price per share (determined as provided in such plan) of the Common Shares.

     (c) If the Corporation shall at any time after the Record Time and prior to the Separation Time fix a record date for the making of a distribution to all holders of Common Shares (including in connection with a merger, amalgamation or plan of arrangement) of evidences of indebtedness or assets, cash (other than a Regular Periodic Cash Dividend or a dividend paid in Common Shares) or rights, options or warrants (excluding those referred to in subsection 2.3(a) or 2.3(b)), the Exercise Price shall be adjusted. The Exercise Price in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction:

          (i) the numerator of which shall be the Market Price per Common Share on such record date less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of Rights), on a per share basis, of the portion of the cash, assets, evidences of indebtedness, rights, options or warrants so to be distributed; and

          (ii) the denominator of which shall be such Market Price per Common Share.

Such adjustments shall be made successively whenever such a record date is fixed and if such distribution is not so made, the Exercise Price shall be adjusted to be the Exercise Price which would have been in effect if such record date had not been fixed.

     (d) Each adjustment made pursuant to this Section 2.3 shall be made as of:

          (i) the payment or effective date for the applicable dividend, subdivision, change, consolidation or issuance in the case of an adjustment made pursuant to subsection 2.3(a) above, and

          (ii) the record date for the applicable dividend or distribution, in the case of an adjustment made pursuant to subsections 2.3(b) or
               (c) above.

     (e) Subject to the prior consent of the holders of Voting Shares or Rights obtained in accordance with the provisions of subsection 5.4(b) or (c), as applicable, if the Corporation shall at any time after the Record Time and prior to the Expiration Time issue any shares in the capital of the Corporation (other than Common Shares), or rights, options or warrants to subscribe for or purchase any such shares, or securities convertible into or exchangeable for any such shares, in a transaction referred to in clause (a)(i) or (a)(iv) above and if the Board of Directors determines that the adjustments contemplated by subsections 2.3(a), (b) and (d) above in connection with such transaction will not appropriately protect the interests of the holders of Rights, the Board of Directors, acting in good faith, may determine what other adjustments to the Exercise Price, number of Rights and/or securities purchasable upon exercise of Rights would be appropriate and, notwithstanding such clauses, such adjustments (rather than the adjustments contemplated by subsections 2.3(a), (b) and (d) above) shall be made and the Corporation and the Rights Agent shall amend this Agreement as appropriate to provide for such adjustments.

     (f) Anything herein to the contrary notwithstanding, no adjustment to the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such Exercise Price; provided, however, that any adjustments which by reason of this subsection 2.3(f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. Each adjustment made pursuant to this Section 2.3 shall be calculated to the nearest cent or to the nearest one ten-thousandth of a Common Share or Right, as the case may be.

     (g) Each Right originally issued by the Corporation subsequent to any adjustment made to an Exercise Price hereunder shall evidence the right to purchase, at the adjusted Exercise Price, the number of Common Shares purchasable from time to time hereunder upon exercise of a Right immediately prior to such issue, all subject to further adjustment as provided herein.

     (h) Unless the Corporation shall have exercised its election as provided in subsection 2.3(i), upon each adjustment of the Exercise Price as a result of the calculations made in subsections 2.3(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of Common Shares (calculated to the nearest one ten-thousandth) obtained by:

          (i) multiplying (A) the number of Common Shares covered by a Right immediately prior to this adjustment, by (B) the Exercise Price in effect immediately prior to such adjustment of the Exercise Price; and

          (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

     (i) The Corporation may elect on or after the date of any adjustment of an Exercise Price to adjust the number of Rights, in lieu of any adjustment in the number of Common Shares purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of Common Shares for which a Right was exercisable immediately prior to such adjustment. Each Right held of record immediately prior to such adjustment of the number of Rights shall become the number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Exercise Price in effect immediately prior to the adjustment of the Exercise Price by the Exercise Price in effect immediately after adjustment of the Exercise Price. The Corporation shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Exercise Price is adjusted or any date thereafter, but, if the Rights Certificates have been issued, shall be at least 10 calendar days after the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this subsection 2.3(i), the Corporation shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date, Rights Certificates evidencing the additional Rights to which such holder shall be entitled as a result of such adjustment, or, at the option of the Corporation, shall cause to be distributed to such holders of record in substitution or replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Corporation, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and may bear, at the option of the Corporation, the adjusted Exercise Price and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

     (j) Irrespective of any adjustment or change in the Exercise Price or the number of Common Shares purchasable upon exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Exercise Price or the number of Common Shares so purchasable which were expressed in the initial Rights Certificates issued hereunder.

     (k) If, as a result of an adjustment made pursuant to Section 3.1, the holder of any Right thereafter exercised shall become entitled to receive any securities other than Common Shares, thereafter the number of such other securities so receivable upon exercise of any Right and the applicable Exercise Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as may be practicable to the provisions with respect to the Common Shares contained in the foregoing subsections of this
Section 2.3 and the provisions of this Agreement with respect to the Common Shares shall apply on like terms to any such other securities.

     (l) In any case in which this Section 2.3 shall require that any adjustment in the Exercise Price be made effective as of a record date for a specified event, the Corporation may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date of the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise over and above the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Corporation shall deliver to such holder an appropriate instrument evidencing such holder's right to receive such additional Common Shares (fractional or otherwise) or other securities upon the occurrence of the event requiring such adjustment.

     (m) Notwithstanding anything in this Section 2.3 to the contrary, the Corporation shall be entitled to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this Section 2.3, as and to the extent that, in their good faith judgment, the Board of Directors determines advisable in order that any (i) subdivision or consolidation of the Common Shares, (ii) issuance wholly or in part for cash of any Common Shares at less than applicable Market Price, (iii) issuance wholly for cash of any Common Shares or Convertible Securities, (iv) stock dividends, or (v) issuance of rights, options or warrants referred to in this Section 2.3, hereafter made by the Corporation to holders of its Common Shares, and subject to applicable taxation laws, shall not be taxable to such shareholders.

     (n) Whenever an adjustment to the Exercise Price or a change in the securities purchasable upon the exercise of Rights is made pursuant to this
Section 2.3, the Corporation shall promptly:

          (i) prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment;

          (ii) file with the Rights Agent and with each transfer agent for the Common Shares, a copy of such certificate; and

          (iii)cause notice of the particulars of such adjustment or change to be given to the holders of the Rights.

Failure to file such certificate or to cause such notice to be given as aforesaid, or any defect therein, shall not affect the validity of any such adjustment or change.


     2.4  Date on Which Exercise is Effective.

     Each Person in whose name any certificate for Common Shares or other securities, if applicable, is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Common Shares or other securities represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered in accordance with subsection 2.2(e) (together with a duly completed Election to Exercise) and payment of the Exercise Price for such Rights (and any applicable transfer taxes and other charges payable by the exercising holder hereunder) was made; provided, however, that if the date of such surrender and payment is a date upon which the Common Share or other relevant transfer books of the Corporation are closed, such Person shall be deemed to have become the recorded holder of such Common Shares or other securities, if applicable on, and such certificate shall be dated, the next succeeding Business Day on which the relevant transfer books of the Corporation are open.


     2.5  Execution, Authentication, Delivery and Dating of Rights Certificates.

     (a) The Rights Certificates shall be executed on behalf of the Corporation by its Chairman, President and Chief Executive Officer or one of its Vice-Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Rights Certificates may be manual or facsimile.

     (b) Rights Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Corporation shall bind the Corporation, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the countersignature and delivery of such Rights Certificates.

     (c) Promptly after the Corporation learns of the Separation Time, the Corporation shall notify the Rights Agent of such Separation Time and shall deliver to the Rights Agent Rights Certificates executed by the Corporation for countersignature and a disclosure statement describing the Rights, and the Rights Agent shall countersign (manually or by facsimile signature in a manner satisfactory to the Corporation) such Rights Certificates and deliver such Rights Certificates and such disclosure statement to the holders of the Rights pursuant to subsection 2.2(c) hereof. No Rights Certificate shall be valid for any purpose until countersigned by the Rights Agent in the manner described above.

     (d) Each Rights Certificate shall be dated the date of countersignature thereof.

     2.6  Registration, Registration of Transfer and Exchange.

     (a) From and after the Separation Time, the Corporation shall cause to be kept a register (the "Rights Register") in which, subject to such reasonable regulations as it may prescribe, the Corporation shall provide for the registration and transfer of Rights. The Rights Agent is hereby appointed "Rights Registrar" for the purpose of maintaining the Rights Register for the Corporation and registering Rights and transfers of Rights as herein provided. If the Rights Agent shall cease to be the Rights Registrar, the Rights Agent shall have the right to examine the Rights Register at all reasonable times.

     After the Separation Time and prior to the Expiration Time, upon surrender for registration of transfer or exchange of any Rights Certificate, and subject to the provisions of subsection 2.6(c) below, the Corporation shall execute, and the Rights Agent shall countersign and deliver, in the name of the holder thereof or the designated transferee or transferees, as required pursuant to the holder's instructions, one or more new Rights Certificates evidencing the same aggregate number of Rights as did the Rights Certificate so surrendered.

     (b) All Rights issued upon any registration of transfer or exchange of Rights Certificates shall be the valid obligations of the Corporation, and such Rights shall be entitled to the same benefits under this Agreement as the Rights surrendered upon such registration of transfer or exchange.

     (c) Every Rights Certificate surrendered for registration of transfer or exchange shall have the form of assignment thereon duly completed and endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Corporation or the Rights Agent, as the case may be, duly executed by the holder thereof or such holder's attorney duly authorized in writing. As a condition to the issuance of any new Rights Certificate under this Section 2.6, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and other expenses (including the reasonable fees and expenses of its Rights Agent) connected therewith.

     (d) The Corporation shall not be required to register the transfer or exchange of any Rights after the Rights have been terminated pursuant to the provisions of this Agreement.


     2.7  Mutilated, Destroyed, Lost and Stolen Rights Certificates.

     (a) If any mutilated Rights Certificate is surrendered to the Rights Agent prior to the Expiration Time, the Corporation shall execute and the Rights Agent shall countersign and deliver in exchange therefor a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so surrendered.

     (b) If there shall be delivered to the Corporation and the Rights Agent prior to the Expiration Time (i) evidence to their satisfaction of the destruction, loss or theft of any Rights Certificate and (ii) such security or indemnity as may be required by them to save each of them and their respective agents harmless, then, in the absence of notice to the Corporation or the Rights Agent that such Rights Certificate has been acquired by a bona fide purchaser, the Corporation shall execute and upon the Corporation's request, the Rights Agent shall countersign and deliver, in lieu of any such destroyed, lost or stolen Rights Certificate, a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so destroyed, lost or stolen.

     (c) As a condition to the issuance of any new Rights Certificate under this
Section 2.7, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the reasonable fees and expenses of the Rights Agent) connected therewith.

     (d) Every new Rights Certificate issued pursuant to this Section 2.7 in lieu of any destroyed, lost or stolen Rights Certificate shall evidence an original additional contractual obligation of the Corporation, whether or not the destroyed, lost or stolen Rights Certificate shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Rights duly issued hereunder.

     2.8  Persons Deemed Owners.

     Prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated security certificate) for registration of transfer, the Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent may deem and treat the Person in whose name such Rights Certificate (or, prior to the Separation Time, such security certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever.


     2.9  Delivery and Cancellation of Certificates.

     All Rights Certificates surrendered upon exercise or for redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Rights Agent, be delivered to the Rights Agent and, in any case, shall be promptly cancelled by the Rights Agent. The Corporation may at any time deliver to the Rights Agent for cancellation any Rights Certificates previously countersigned and delivered hereunder which the Corporation may have acquired in any manner whatsoever, and all Rights Certificates so delivered shall be promptly cancelled by the Rights Agent. No Rights Certificates shall be countersigned in lieu of or in exchange for any Rights Certificates cancelled as provided in this Section 2.9, except as expressly permitted by this Agreement. The Rights Agent shall destroy all cancelled Rights Certificates and deliver a certificate of destruction to the Corporation.


     2.10 Agreement of Rights Holders.

     Every holder of Rights, by accepting such Rights, consents and agrees with the Corporation and the Rights Agent and with every other holder of Rights that:

     (a) such holder is bound by and subject to the provisions of this Agreement, as amended from time to time in accordance with the terms hereof in respect of all Rights held;

     (b) prior to the Separation Time, each Right shall be transferable only together with, and shall be transferred by a transfer of, the associated Voting Share or other security evidencing such Right;

     (c)  after  the  Separation   Time,  the  Rights   Certificates   shall  be
          transferable only on the Rights Register as provided herein;

     (d) prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Share certificate) for registration of transfer, the Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent may deem and treat the Person in whose name the Rights Certificate (or, prior to the Separation Time, the associated Voting Share or other security certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on such Rights Certificate or the associated Voting Share or other security certificate made by anyone other than the Corporation or the Rights Agent) for all purposes whatsoever, and neither the Corporation nor the Rights Agent shall be affected by any notice to the contrary;

     (e) such holder is not entitled to receive any fractional Right or fractional Share upon exercise of a Right;

     (f) this Agreement may be supplemented or amended from time to time pursuant to subsection 5.4(a) or the third last paragraph of subsection 2.3(a) hereof upon the sole authority of the Board of Directors without the approval of any holder of Rights or Voting Shares; and

     (g) notwithstanding anything in this Agreement to the contrary, neither the Corporation nor the Rights Agent shall have any liability to any holder of a Right or to any other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a government, regulatory or administrative agency or commission or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation.

                     ARTICLE III - ADJUSTMENTS TO THE RIGHTS
                      IN THE EVENT OF CERTAIN TRANSACTIONS


     3.1  Flip-in Event.

     (a) Subject to the provisions of Sections 2.2, 5.1 and 5.2 hereof and except as provided in subsection (b) below, if prior to the Expiration Time a Flip-in Event shall occur, each Right shall thereafter constitute, effective at the Close of Business on the tenth Business Day after the Stock Acquisition Date, the right to purchase from the Corporation, upon exercise thereof in accordance with the terms hereof, that number of Common Shares of the Corporation having an aggregate Market Price on the date of consummation or occurrence of such Flip-in Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such right to be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 hereof in the event that, after such date of consummation or occurrence, an event of a type analogous to any of the events described in Section 2.3 hereof shall have occurred with respect to such Common Shares).

     (b) Anything in this Agreement to the contrary notwithstanding, upon the occurrence of a Flip-In Event, any Rights that are or were Beneficially Owned on or after the earlier of the Separation Time and the Stock Acquisition Date by:

          (i) an Acquiring Person (or any Person acting jointly or in concert with an Acquiring Person or with an Affiliate or Associate of an Acquiring Person), or

          (ii) a direct or indirect transferee of, or other successor in title to, Rights transferred from an Acquiring Person (or from any Affiliate or Associate of an Acquiring Person, or any Person acting jointly or in concert with an Acquiring Person or with an Associate or Affiliate of an Acquiring Person) in a transfer of Rights, whether or not for consideration, that the Board of Directors has determined is part of a plan, understanding or scheme of an Acquiring Person (or of an Affiliate or Associate or an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or an Affiliate or Associate of an Acquiring Person) that has the purpose or effect of avoiding the provisions of this subsection 3.1(b) applicable in the circumstances contemplated in clause (i) hereof, shall thereupon become and be void and any holder of such Rights (including any Transferee) shall thereafter have no rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The holder of any Rights represented by a Rights Certificate which is submitted to the Rights Agent, or any Co-Rights Agent, upon exercise or for registration of transfer or exchange which does not contain the necessary certifications set forth in the Rights Certificate establishing that such Rights are not void under this subsection 3.1(b) shall be deemed to be an Acquiring Person for the purposes of this subsection 3.1(b) and such rights shall be null and void.

     (c) Any Rights Certificate that represents Rights Beneficially Owned by a Person described in either clauses (i) or (ii) of subsection 3.1(b) hereof or transferred to any nominee of any such Person, and any Rights Certificate issued upon the transfer, exchange or replacement of any other Rights Certificate referred to in this sentence shall contain the following legend:

          "The Rights represented by this Rights Certificate were issued to a Person who was an Acquiring Person or an Affiliate or an Associate of an Acquiring Person (as such terms are defined in the Rights Agreement) or was acting jointly or in concert with any of them. This Rights Certificate and the Rights represented hereby shall become null and void in the circumstances specified in subsection 3.1(b) of the Rights Agreement."

provided, however, that the Rights Agent shall not be under any responsibility to ascertain the existence of facts that would require the imposition of such legend but shall be required to impose such legend only if instructed to do so in writing by the Corporation or if a holder fails to certify upon transfer or exchange in the space provided on the Rights Certificate that such holder is not a Person described in such legend. The issuance of a Rights Certificate without the legend referred to in this subsection 3.1(c) shall not affect the provisions of subsection 3.1(b).

                          ARTICLE IV - THE RIGHTS AGENT


     4.1  General.

     (a) The Corporation hereby appoints the Rights Agent to act as agent for the Corporation and the holders of Rights in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Corporation may from time to time appoint one or more co-rights agents (each, a "Co-Rights Agent") as it may deem necessary or desirable after consultation with the Rights Agent. In such event, the respective duties of the Rights Agent and any Co-Rights Agent shall be as the Corporation may determine with the approval of the Rights Agent and Co-Rights Agent. The Corporation agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Corporation also agrees to indemnify the Rights Agent, its officers, directors, employees and agents for, and to hold them harmless against, any loss, liability, cost, claim, action, suit, damage or expense (each a "Claim"), incurred without negligence, bad faith or wilful misconduct on the part of the Rights Agent, its officers, directors, employees or agents, for anything done or omitted by them in connection with the acceptance and performance of this Agreement, including legal costs and expenses incurred in defending against any Claim, which right to indemnification shall survive the termination of this Agreement or the resignation or removal of the Rights Agent.

     (b) The Rights Agent shall be protected from, and shall incur no liability for or in respect of, any action taken, suffered or omitted by it in connection with its performance of this Agreement in reliance upon any certificate for Shares, Rights Certificate, certificate for other securities of the Corporation, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, opinion, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

     (c) The Corporation shall inform the Rights Agent in a reasonably timely manner of events which may materially affect the administration of this Agreement by the Rights Agent and, at any time upon written request, shall provide to the Rights Agent an incumbency certificate certifying the then current officers of the Corporation.


     4.2  Merger or Amalgamation or Change of Name of Rights Agent.

     (a) Any body corporate into which the Rights Agent or any successor Rights Agent may be merged or amalgamated or consolidated with or into, or any body corporate succeeding to the securityholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such body corporate would be eligible for appointment as a successor Rights Agent under the provisions of Section 4.4 hereof. In case at the time such successor Rights Agent succeeds to the agency created by this Agreement any of the Rights Certificates have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates have not been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

     (b) In case at any time the name of the Rights Agent is changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.


     4.3  Duties of Rights Agent.

     The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Corporation and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

     (a) The Rights Agent may retain and consult with legal counsel (who may be legal counsel for the Corporation), and the opinion of such counsel will be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion and the Rights Agent, at the Corporation's expense, may also retain and consult with such other experts and advisors as the Rights Agent, acting reasonably, shall consider necessary or appropriate to properly carry out its duties and obligations under this Agreement and the Rights Agent shall be entitled to act and rely in good faith on the advice of such experts and advisors.

     (b) Whenever in the performance of its duties under this Agreement the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Corporation prior to taking or suffering any action or refraining from taking any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by an individual believed by the Rights Agent to be the Chairman, the President and Chief Executive Officer or a Vice-President and by the Treasurer or the Secretary of the Corporation and delivered to the Rights

          Agent; and such certificate shall be full authorization to the Rights Agent for any action taken, omitted or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

     (c)  The  Rights  Agent  shall  be  liable   hereunder  only  for  its  own
          negligence, bad faith or wilful misconduct.

     (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the certificates for Voting Shares or the Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Corporation only.

     (e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any share certificate or Rights Certificate (except its countersignature thereof); nor will it be responsible for any breach by the Corporation of any covenant or condition contained in this Agreement or in any Rights Certificate; nor will it be responsible for any change in the exercisability of the Rights (including the Rights becoming null and void pursuant to subsection 3.1(b) hereof) or any adjustment required under the provisions of Section 2.3 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights after receipt of the certificate contemplated by subsection 2.3(n) hereof describing any such adjustment); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares to be issued pursuant to this Agreement or any Rights or as to whether any shares shall, when issued, be duly and validly authorized, executed, issued and delivered and be fully paid and non-assessable.

     (f) The Corporation agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

     (g) The Rights Agent is hereby authorized to rely upon and directed to accept written instructions with respect to the performance of its duties hereunder from any individual believed by the Rights Agent to be the Chairman, the President and Chief Executive Officer or any Vice-President or the Secretary or the Treasurer of the Corporation, and to apply to such individuals for advice or instructions in connection with its duties, and it shall not be liable for any action taken, omitted or suffered by it in good faith in accordance with instructions of any such individual.

     (h) The Rights Agent and any shareholder, director, officer or employee of the Rights Agent may buy, sell or deal in Voting Shares, Rights or other securities of the Corporation or become pecuniarily interested in any transaction in which the Corporation may be interested, or contract with or lend money to the Corporation or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Corporation or for any other legal entity.

     (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Corporation resulting from any such act, omission, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.


     4.4  Change of Rights Agent.

     The Rights Agent may resign and be discharged from its duties under this Agreement upon 60 days' notice (or such lesser notice as is acceptable to the Corporation) in writing delivered or mailed to the Corporation and to each transfer agent of Shares by registered mail, and mailed or delivered to the holders of the Rights in accordance with Section 5.9 hereof. The Corporation may remove the Rights Agent upon 30 days' notice in writing, delivered or mailed to the Rights Agent and to each transfer agent of the Voting Shares by registered mail, and mailed to the holders of the Rights in accordance with Section 5.9 hereof. If the Rights Agent should resign or be removed or otherwise become incapable of acting, the Corporation shall appoint a successor to the Rights Agent. If the Corporation fails to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of any Rights (which holder shall, with such notice, submit such holder's Rights Certificate for inspection by the Corporation), then the holder of any Rights or the retiring Rights Agent may apply, at the Corporation's expense, to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Corporation or by such a court, shall be a body corporate incorporated under the laws of Canada or a province thereof authorized to carry on the business of a trust company in the Provinces of Ontario and British Columbia. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent, upon receipt of all amounts owing to it pursuant to this Agreement, mailed or shall deliver and transfer to the successor Rights

Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Corporation shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Voting Shares, and mail a notice thereof in writing to the holders of the Rights. Failure to give any notice provided for in this Section 4.4, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

                            ARTICLE V - MISCELLANEOUS


     5.1  Redemption of Rights.

     (a) With the prior consent of the holders of Voting Shares or Rights obtained in accordance with subsection 5.4(b) or (c), as applicable, the Board of Directors, at any time prior to the occurrence of a Flip-in Event as to which the application of Section 3.1 has not been waived pursuant to Section 5.2, may elect to redeem all, but not less all, of the then outstanding Rights at a redemption price of $0.001 per Right, appropriately adjusted in a manner analogous to the applicable adjustment to the Exercise Price provided for in
Section  2.3  hereof if an event  analogous  to any of the events  described  in
Section 2.3 shall have occurred (such redemption price being herein referred to as the "Redemption Price").

     (b) If a Person acquires, pursuant to a Permitted Bid or a Competing Permitted Bid or pursuant to an Exempt Acquisition occurring under subsection 5.2(a) or (b), outstanding Voting Shares, the Board of Directors shall, notwithstanding the provisions of subsection 5.1(a), immediately upon such acquisition and without further formality, be deemed to have elected to redeem the Rights at the Redemption Price.

     (c) Where a Take-over Bid that is not a Permitted Bid or Competing Permitted Bid expires, is withdrawn or otherwise terminated after the Separation Time has occurred and prior to the occurrence of a Flip-in Event, the Board of Directors may elect to redeem and reissue all of the outstanding Rights at the Redemption Price.

     (d) If the Board of Directors elects to or is deemed to have elected to redeem the Rights and, in circumstances where subsection 5.1(a) is applicable, the requisite consent is given by the holders of Voting Shares or Rights, as applicable, (i) the right to exercise the Rights will thereupon, without further action and without notice, terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price, and (ii) subject to subsection 5.1(f), no further Rights shall thereafter be issued.

     (e) Within 10 Business Days of the Board of Directors electing or having been deemed to have elected to redeem the Rights or, if subsection 5.1(a) is applicable, within 10 Business Days after the requisite consent is given by the holders of Voting Shares or Rights, as applicable, the Corporation shall give notice of redemption to the holders of the then outstanding Rights by mailing such notice to each such holder at his last address as it appears on the Rights Register or, prior to the Separation Time, on the register of Voting Shares maintained by the Corporation's transfer agent or transfer agents. Each such notice of redemption shall state the method by which the payment of the Redemption Price shall be made.

     (f) Upon the Rights being redeemed pursuant to subsection 5.1(c), all the provisions of this Agreement shall continue to apply as if the Separation Time had not occurred and Rights Certificates representing the number of Rights held by each holder of record of Voting Shares as of the Separation Time had not been mailed to each such holder and, for all purposes of this Agreement, the Separation Time shall be deemed not to have occurred.


     5.2  Waiver of Flip-in Events.

     (a) With the prior consent of the holders of Voting Shares obtained in accordance with subsection 5.4(b), the Board of Directors may, at any time prior to the occurrence of a Flip-in Event that would occur by reason of an acquisition of Voting Shares otherwise than in the circumstances described in subsection 5.2(b) or (c), waive the application of Section 3.1 to such Flip-in Event by written notice delivered to the Rights Agent.

     (b) The Board of Directors may, at any time prior to the occurrence of a Flip-in Event that would occur by reason of a Take-over Bid made by means of a take-over bid circular sent to all holders of Voting Shares of one or more classes of Voting Shares (which, for greater certainty, shall not include the circumstances described in subsection 5.2(c)), waive the application of Section
3.1 to such Flip-in Event by written notice delivered to the Rights Agent, provided however, that if the Board of Directors waives the application of
Section 3.1 to such Flip-in Event, the Board of Directors shall be deemed to have waived the application of Section

3.1 to any other Flip-in Event occurring by reason of any Take-over Bid which is made by means of a take-over bid circular sent to all holders of the same class or classes of Voting Shares prior to the expiry of any Take-over Bid in respect of which a waiver is, or is deemed to have been granted under this subsection 5.2(b).

     (c) The Board of Directors may waive the application of Section 3.1 to a Flip-in Event provided that the following conditions are satisfied:

          (i) the Board of Directors has determined that the Acquiring Person became an Acquiring Person by inadvertence and without any intention to become, or knowledge that it would become, an Acquiring Person; and

          (ii) such an Acquiring Person has reduced its Beneficial Ownership of Voting Shares such that, at the time of the waiver pursuant to this subsection 5.2(c), it is no longer an Acquiring Person.


     5.3  Issuance of New Rights Certificates.

     Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Corporation may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board of Directors to reflect any adjustment or change in the number or kind or class of Shares purchasable upon exercise of Rights made in accordance with the provisions of this Agreement.


     5.4  Supplements and Amendments.

     (a) The Corporation, without the approval of the holders of Rights or Voting Shares, may from time to time supplement or amend this Agreement (i) as specifically contemplated in subsection 2.10(f), (ii) to correct any clerical or typographical error, or (iii) subject to subsection 5.4(d), to maintain the validity and effectiveness of the Agreement as a result of any change in any applicable laws, rule or regulatory requirements. The Corporation may, prior to the date of the shareholders meeting referred to in Section 5.17, supplement, amend, vary or delete any of the provisions of this Agreement without the approval of any holder of Rights or Voting Shares (whether or not such action would materially adversely affect the interests of the holders of Rights generally), where the Board of Directors deems such action necessary or desirable. Notwithstanding anything in this Section 5.4 to the contrary, no supplement or amendment shall be made to the provisions of Article 4 except with the written concurrence of the Rights Agent to such supplement or amendment.

     (b) Subject to subsection 5.4(a), with the prior consent of the holders of Voting Shares obtained as set forth below, the Corporation may, at any time prior to the Separation Time, amend, vary or rescind any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally). Such consent shall be deemed to have been given if the action requiring such approval is authorized by the affirmative vote of a majority of the votes cast by Independent Shareholders present or represented at and entitled to vote at a meeting of the holders of Voting Shares duly called and held in compliance with the applicable laws and the articles and by-laws of the Corporation.

     (c) Subject to subsection 5.4(a), with the prior consent of the holders of Rights obtained as set forth below, the Corporation may, at any time after the Separation Time and before the Expiration Time, amend, vary or rescind any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally). Such consent shall be deemed to have been given if the action requiring such approval is authorized by the affirmative vote of a majority of the votes cast by the holders of Rights (other than any holder of Rights whose Rights have become null and void pursuant to the provisions hereof) present or represented at and entitled to vote at a meeting of the holders of Rights. For the purposes hereof, the procedures for the calling, holding and conduct of a meeting of the holders of Rights shall be those, as nearly as may be practicable, as those contained in the Corporation's by-laws with respect to meetings of its shareholders and each Right shall be entitled to one vote at any such meeting.

     (d) Any supplements or amendments made by the Corporation to this Agreement pursuant to subsection 5.4(a) which are required to maintain the validity and effectiveness of this Agreement as a result of any change in any applicable laws, rules or regulatory requirements shall:

          (i) if made before the Separation Time, be submitted to the holders of Voting Shares at the next meeting of shareholders and the shareholders may, by the majority referred to in subsection 5.4(b), confirm or reject such supplement or amendment;

          (ii) if made after the Separation Time, be submitted to the holders of Rights at a meeting to be called in accordance with the provisions of subsection 5.4(c) hereof and the holders of Rights may, by the majority referred to in subsection 5.4(c), confirm or reject such supplement or amendment.

Any such supplement or amendment shall, unless the Board of Directors otherwise stipulates, be effective from the date of the resolution of the Board of Directors adopting such amendment, until it is confirmed or rejected or until it ceases to be effective (as described in the next sentence) and, where such supplement or amendment is confirmed, it continues in effect in the form so confirmed. If such supplement or amendment is rejected by the holders of Voting Shares or the holders of Rights or is not submitted to the holders of Voting Shares or holders of Rights as required, then such supplement or amendment shall cease to be effective from and after the termination of the meeting at which it was rejected or to which it should have been but was not submitted or if such a meeting of the holders of Rights is not called within a period of 90 days of the making of any such amendment, at the end of such period and no subsequent resolution of the Board of Directors to supplement or amend this Agreement to substantially the same effect shall be effective until confirmed by the shareholders of the Corporation or holders of Rights as the case may be.

     (e) The Corporation shall provide the Rights Agent with notice in writing of any amendment, rescission or variation of this Agreement contemplated in this
Section 5.4 within five days of effecting such amendment, rescission or variation.


     5.5  Fractional Rights and Fractional Common Shares.

     (a) The Corporation shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of issuing fractional Rights, the Corporation shall pay, or cause to be paid, to the registered holders of the Right Certificates, after the Separation Time and when such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the Market Price of one whole Right that the fraction of a Right that would otherwise be issuable is of one whole Right.

     (b) The Corporation shall not be required to issue fractions of Common Shares upon exercise of the Rights or to distribute certificates which evidence fractional Common Shares. In lieu of issuing fractional Common Shares, the Corporation shall pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided, an amount in cash equal to the same fraction of the Market Price of one Common Share that the fraction of a Common Share that would otherwise be issuable upon the exercise of such Right is of a whole Common Share.

     (c) The Rights Agent shall have no obligation to make any payments in lieu of fractional Rights or fractional Voting Shares unless the Corporation shall have provided the Rights Agent with the necessary funds to make such payment in full.

     5.6  Rights of Action.

     Subject to the terms of this Agreement, rights of action in respect of this Agreement, other than rights of action vested solely in the Rights Agent, are vested in the respective holders of the Rights, and any holder of any Rights, without the consent of the Rights Agent or of the holder of any other Rights may, on such holder's own behalf and for such holder's own benefit and the benefit of other holders of Rights, enforce, and may institute and maintain any suit, action or proceeding against the Corporation to enforce, or otherwise act in respect of, such holder's right to exercise such holder's Rights in the manner provided in such holder's Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.


     5.7  Holder of Rights Not Deemed a Shareholder.

     No holder, as such, of any Rights shall be entitled to vote, receive dividends or be deemed for any purpose the holder of Voting Shares or any other securities which may at any time be issuable on the exercise of such Rights, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights, as such, any of the rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in Section
5.8 hereof), or to receive dividends or subscription rights, or otherwise, until such Rights shall have been exercised in accordance with the provisions hereof.


     5.8  Notice of Proposed Actions.

     If after the Separation Time and prior to the Expiration Time:

          (i) there shall occur an adjustment in the rights attaching to the Rights pursuant to Section 3.1 as a result of the occurrence of a Flip-in Event, or

          (ii) the Corporation proposes to effect the liquidation, dissolution or winding up of the Corporation or the sale of all or substantially all of the Corporation's assets,

     then, in each such case, the Corporation shall give to each holder of a Right, in accordance with Section 5.9, a notice of such event or proposed action, which shall specify the date on which such adjustment to the Rights occurred, or liquidation, dissolution or winding up is to take place, and such notice shall be so given within 10 Business Days after the occurrence of an adjustment to the Rights and not less than 20 Business Days prior to the date of taking such proposed action by the Corporation.


     5.9  Notices.

     Any notice, demand or other communication required or permitted to be given or made by the Rights Agent or by the holder of any Rights to or on the Corporation or by the Corporation or by the holder of any Rights to or on the Rights Agent shall be in writing and shall be well and sufficiently given or made if:

          (i) delivered in person during normal business hours on a Business Day and left with the receptionist or other responsible employee at the relevant address set forth below; or

          (ii) except during any general interruption of postal services due to strike, lockout or other cause, sent by registered mail; or

          (iii)sent  by   facsimile   or  other  form  of  recorded   electronic
               communication, charges prepaid and confirmed in writing as aforesaid;

if to the Corporation, addressed to it at:

                           1600-1055 Dunsmuir Street,
                           Vancouver, British Columbia

                           (mailing address)
                           P.O. Box 49330
                           Bentall Postal Station
                           Vancouver, British Columbia
                           V7X 1P1
                           Attention:  The Secretary
                           Fax No. (604) 661-3703

and if to the Rights Agent, addressed to it at:

                           Suite 1600 - The Oceanic Plaza
                           1066 West Hastings Street
                           Vancouver, British Columbia
                           V6E 3X1

                           (mailing address)

                           P.O. Box 1900 Vancouver, British Columbia
                           V6C 3K9
                           Attention:  Manager
                           Fax No.  (604) 688-4301

Notices, demands or other communications required or permitted to be given or made by the Corporation or the Rights Agent to or on the holder of any Rights shall be in writing and shall be well and sufficiently given or made if delivered personally to such holder or delivered or mailed by first class mail to the address of such holder as it appears on the Rights Register maintained by the Rights Registrar, or, prior to the Separation Time, in the register of Shareholders maintained by the transfer agent for the Common Shares.

     Any notice so given or made shall be deemed to have been given and to have been received on the day of delivery, if so delivered; on the third Business Day (excluding each day during which there exists any general interruption of postal service due to strike, lockout, or other cause) following the mailing thereof, if so mailed; and on the day of telecopying or sending of the same by other means of recorded electronic communication (provided such sending is during the normal business hours of the addressee on a Business Day and if not, on the first Business Day thereafter). Each of the Corporation and the Rights Agent may from time to time change its address for notice by notice to the other given in the manner aforesaid.


     5.10 Costs of Enforcement.

     The Corporation agrees that if the Corporation fails to fulfill any of its obligations pursuant to this Agreement, then the Corporation shall reimburse the holder of any Rights for the costs and expenses (including legal fees) reasonably incurred by such holder and actions to enforce his rights pursuant to any Rights or this Agreement.


     5.11 Successors.

     All the covenants and provisions of this Agreement by or for the benefit of the Corporation or the Rights Agent shall bind and inure to the benefit of their respective successors and permitted assigns hereunder. Except as otherwise specifically provided in this Agreement, neither party hereto may assign any of its rights or benefits hereunder without the prior written consent of the other party hereto.


     5.12 Benefits of this Agreement.

     Nothing in this Agreement shall be construed to give to any Person other than the Corporation, the Rights Agent and the holders of the Rights any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Corporation, the Rights Agent and the holders of the Rights.

     5.13 Governing Law.

     This Agreement and each Right issued hereunder shall be deemed to be a contract made under the laws of the Province of Ontario and for all purposes shall be governed by and construed in accordance with the laws of such Province applicable to contracts to be made and performed entirely within such Province.

     5.14 Counterparts.

     This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.


     5.15 Severability.

     If  any  term  or  provision  hereof  or  the  application  thereof  to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such term or provision shall be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining terms and provisions hereof or the application of such term or provision to circumstances other than those as to which it is held invalid or unenforceable.


     5.16 Determinations and Actions by the Board of Directors.

     All actions, calculations and determinations (including all omissions with respect to the foregoing) in connection with the administration of this Agreement which are done or made by the Board of Directors, in good faith, shall not subject the Board of Directors to any liability to the holders of the Rights.


     5.17 Effective Date.

     This Agreement is effective in accordance with its terms from the Effective Date; provided that unless confirmed by ordinary resolution passed by a majority of the votes cast by

Independent Shareholders present in person or voting by proxy and who vote in respect of confirmation of this Agreement at the 2004 annual and special meeting of shareholders of the Corporation to be held not later than July 31, 2004, this Agreement shall be of no further force or effect and all Rights issued hereunder shall be null and void from the first to occur of (i) the termination of such meeting, and (ii) the Close of Business (Vancouver time) on July 31, 2004.


     5.18 Regulatory Approvals.

     Any obligation of the Corporation or action or event contemplated by this Agreement, or any amendment or supplement to this Agreement, shall be subject to receipt of any requisite approval or consent from any governmental or regulatory authority having jurisdiction including the Toronto Stock Exchange and New York Stock Exchange while any securities of the Corporation are listed and posted for trading thereon and for a period of six months thereafter.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                            PLACER DOME INC.

                                            By
                                                --------------------------------

                                            By
                                                --------------------------------


                                            CIBC MELLON TRUST COMPANY

                                            By
                                                --------------------------------

                                            By
                                                --------------------------------

                                    EXHIBIT A
                                    ---------

                          [Form of Rights Certificate]

Certificate No.                                                 _________ Rights


          THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE CORPORATION, ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES (SPECIFIED IN THE RIGHTS AGREEMENT), RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR ANY PERSON ACTING JOINTLY OR IN CONCERT WITH AN ACQUIRING PERSON OR WITH AN ASSOCIATE OR AFFILIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR TRANSFEREES OF ANY OF THE FOREGOING WILL BECOME NULL AND VOID WITHOUT FURTHER ACTION.

                               RIGHTS CERTIFICATE

     This certifies that ________, or registered assigns, is the registered holder of the number of Rights set forth above, each of which entitles the registered holder thereof, subject to the terms, provisions and conditions of a Rights Agreement, made as of February 26, 2004 (the "Rights Agreement") between Placer Dome Inc., a corporation continued under the Canada Business Corporations Act (the "Corporation"), and CIBC Mellon Trust Company, as Rights Agent, to purchase from the Corporation at any time after the Separation Time and prior to the Expiration Time (as such terms are defined in the Rights Agreement), one fully paid common share in the capital of the Corporation (a "Common Share") (subject to adjustment as provided in the Rights Agreement) at the Exercise Price referred to below, upon presentation and surrender of this Rights Certificate with a duly completed and executed Form of Election to Exercise at the principal office of the Rights Agent in any of the Cities of Toronto, Montreal, Winnipeg, Calgary or Vancouver, Canada or ______ the Co-Rights Agent at its principal office in the City of New York, New York, U.S.A., or _________, the Co-Rights Agent at its office in Sydney, Australia. The Exercise Price shall initially be $52 per right and shall be subject to adjustment in certain events as provided in the Rights Agreement.



                                       (i)

     This Rights Certificate is subject to all the terms, provisions and conditions of the Rights Agreement which terms, provisions and conditions are hereby incorporated herein by this reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Rights Agent, the Corporation and the holders of the Rights Certificates. Copies of the Rights Agreement are on file at the registered office of the Corporation and are available upon written request.

     This Rights Certificate, with or without other Rights Certificates, upon surrender at any office of the Rights Agent or any Co-Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing an aggregate number of Rights equal to the aggregate number of Rights evidenced by the Rights Certificate or Rights Certificates so surrendered. If this Rights Certificate shall be exercised in part, the registered holder shall be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

     Subject to the provision of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Corporation at a redemption price of $0.001 per Right.

     No fractional Common Shares will be issued upon the exercise of any Right or Rights evidenced hereby nor will Rights Certificates be issued for less than one whole Right. In lieu thereof, a cash payment will be made as provided in the Rights Agreement.

     No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Voting Shares or of any other securities which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders



                                      (ii)

(except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

     This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

     WITNESS the facsimile signature of the proper officers of the Corporation and its corporate seal.



Date:
      ------------------


ATTEST:                                     PLACER DOME INC.



                                            By
                                               ---------------------------------



Secretary



Countersigned:

CIBC MELLON TRUST COMPANY



By
   ----------------------------
       Authorized Signature


                                     (iii)

                  [Form of Reverse Side of Rights Certificate]

                               FORM OF ASSIGNMENT

                (To be executed by the registered holder if such
              holder desires to transfer the Rights Certificates.)

FOR VALUE RECEIVED
                   -------------------------------------------------------------
hereby sells, assigns and transfers

unto
     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  (Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ___________________________ Attorney, to transfer the within Rights Certificate on the books of the within-named Corporation, with full power of substitution.

Dated:                                      ,
       -------------------------------------  ------------



Signature Guaranteed:
                                            __________________________________
                                            Signature
                                            (Signature must correspond to name
                                            as written upon the face of this
                                            Rights Certificate in every
                                            particular, without alteration
                                            or enlargement or any change
                                            whatsoever)



     Signatures must be guaranteed by a member firm of a recognized stock exchange in Canada or a registered national securities exchange in the United States, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in Canada or the United States.

                                      (iv)

   -----------------------------------------------------------------------------
                            (To be completed if true)

                                  CERTIFICATION



     The undersigned hereby represents and certifies, for the benefit of all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have not been, Beneficially Owned by an Acquiring Person or any Person acting jointly or in concert with any Acquiring Person or with any Affiliate or Associate thereof (all as defined in the Rights Agreement).




                                                            ____________________
                                                            Signature




   -----------------------------------------------------------------------------

                                     NOTICE

     In the event the certification set forth above is not completed in connection with a purported assignment, the Beneficial Owner of the Rights evidenced by this Rights Certificate will be deemed to be an Acquiring Person or a Person acting jointly or in concert with such Acquiring Person or an Affiliate or Associate of such Acquiring Person (all as defined in the Rights Agreement) and accordingly the Rights evidenced by this Rights Certificate will be null and void.


                                       (v)

                   [To be attached to each Rights Certificate]

                          FORM OF ELECTION TO EXERCISE

                      (To be executed if holder desires to
                        exercise the Rights Certificate.)
TO:

     The undersigned hereby irrevocably elects to exercise ____________ whole Rights represented by the attached Rights Certificate to purchase the Voting Shares issuable upon the exercise of such Rights and requests that certificates for such shares be issued in the name of:

--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Social Insurance, Social Security or
Other Taxpayer Identification Number:
                                      ------------------------------------------

If such number of Rights shall not be all the whole Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such whole Rights shall be registered in the name of and delivered to:


--------------------------------------------------------------------------------

Address:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Social Insurance, Social Security or
Other Taxpayer Identification Number:
                                      ------------------------------------------

Dated:                                      ,
       -------------------------------------  ------------

Signature Guaranteed:
                                            ___________________________________
                                            Signature
                                            (Signature must correspond to name
                                            as written upon the face of this
                                            Rights Certificate in every
                                            particular, without alteration
                                            or enlargement or any change
                                            whatsoever)



                                      (vi)

     Signatures must be guaranteed by a member firm of a recognized stock exchange in Canada or a registered national securities exchange in the United States, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in Canada or the United States.


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                            (To be completed if true)

                                  CERTIFICATION

     The undersigned hereby represents, for the benefit of all holders of Rights and Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or any Person acting jointly or in concert with any Acquiring Person or with any Affiliate or Associate thereof (all as defined in the Rights Agreement).




                                                 _______________________________
                                                 Signature





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                                     NOTICE


     In the event the certification set forth above is not completed in connection with a purported exercise, the Beneficial Owner of the Rights evidenced by this Rights Certificate will be deemed to be an Acquiring Person or a Person acting jointly or in concert with an Acquiring Person or an Affiliate or Associate of an Acquiring Person (all as defined in the Rights Agreement) and accordingly will deem the Rights evidenced by this Rights Certificate will be null and void.



                                     (vii)